UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Aura Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40971	32-0271970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street
Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8864

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Aura Biosciences, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals set forth below were submitted to the stockholders at the Annual Meeting, with each such proposal described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2025.

The number of shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), entitled to vote at the Annual Meeting was 50,268,758. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 38,863,371. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the two (2) director nominees below to the Company’s Board of Directors as Class I directors to serve until the 2028 Annual Meeting of Stockholders of the Company and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elisabet de los Pinos, Ph.D.	28,961,014	985,262	8,917,095
Giovanni Mariggi, Ph.D.	29,179,073	767,203	8,917,095

Proposal 2 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
38,623,566	232,989	6,816

There were zero broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura Biosciences, Inc.

Date:	June 18, 2025	By:	/s/ Elisabet de los Pinos
Elisabet de los Pinos President and Chief Executive Officer (Principal Executive Officer)